UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 4, 2017
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
11 Greenway Plaza, Suite 2400, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company. See definition of "accelerated filer and large accelerated filer" in Rule 12b-2 of the Exchange Act. (Check one):

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 4, 2017, Camden Property Trust (the "Company") issued a press release announcing its consolidated financial results for the three months ended March 31, 2017. This press release refers to supplemental financial information available on the Company’s website. Copies of the press release and the supplemental information are furnished as Exhibits 99.1 and 99.2, respectively, to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit Number	Title

99.1	Press Release issued by Camden Property Trust dated May 4, 2017.
99.2	Supplemental Financial Information dated May 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2017
CAMDEN PROPERTY TRUST

By:    /s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press Release issued by Camden Property Trust dated May 4, 2017.
99.2	Supplemental Financial Information dated May 4, 2017.